SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : January 28, 1997


                       Saxon Asset Securities Trust 1996-2
             Mortgage Loan Asset Backed Certificates, Series 1996-2

             (Exact name of registrant as specified in its charter)


     Virginia                       34-020552                 52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                   Page 1 of 4 This report consists of 6 consecutively numbered pages.

Item 2.  Acquisition or Disposition of Assets

Description of the Conveyance of Subsequent Mortgage Loans

On January 28, 1997, Saxon Securities Asset Trust 1996-2 (the "Trust") acquired $6,962,623.14 of Subsequent Mortgage Loans pursuant to the terms of the Trust Agreement dated as of November 1, 1996, among Saxon Asset Securities Company ("Saxon"), Citibank, N.A. (the "Trustee") and Texas Commerce Bank National Association (the "Master Servicer") and the Subsequent Sales Agreement among the Saxon Mortgage, Inc., Saxon and the Master Servicer, as purchaser, dated January 28, 1997. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated August 2, 1996 and the Prospectus Supplement dated November 27, 1996, filed pursuant to rule 424(b)(5) of the Act on December 2, 1996. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Sales Agreement.

Item 7.    Financial Statements and Exhibits.

           (c)   The following exhibits are filed as part of this report:

                10.1 Subsequent Sales Agreement dated as of January 28, 1997 among Saxon Mortgage, Inc., Saxon Asset Securities Company, and Texas Commerce Bank National Association as Master Servicer,the Certificate Registrar, the Paying Agent and the Custodian on behalf of Saxon Securities Asset Trust 1996-2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1996-2,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1996-2



Date:    February 5, 1997                    By:   /s/ Brad Adams
                                                   ---------------
                                                   Brad Adams
                                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                          Description of Exhibits             Page

        10.1             Subsequent Sales Agreement dated as of
                            January 28, 1997                                 5

                                                Exhibit 10.1

                 Subsequent Sales Agreement dated as of January 28, 1997

         Subsequent  Sales  Agreement  made  on  January 28, 1997,  by  Saxon
Mortgage,   Inc.,  a  Virginia  corporation  ("Saxon  Mortgage"),   Saxon  Asset
Securities Company, a Virginia corporation ("Saxon"), and Texas Commerce Bank National Association as Master Servicer, the Certificate Registrar, the Paying Agent and the Custodian under the Trust Agreement referred to below (the "Master Servicer") on behalf of the Trust referred to below.


         WHEREAS, Saxon Mortgage and Saxon are parties to a Sales Agreement dated November 27, 1996 (the "Sales Agreement"), with respect to the sale by Saxon Mortgage and purchase by Saxon of certain mortgage loans;

         WHEREAS, Saxon has transferred the mortgage loans covered by the Sales Agreement and certain other assets to Saxon Securities Asset Trust 1996-2 (the "Trust") established pursuant to the Trust Agreement dated as of November 1, 1996 (the "Trust Agreement"), among Saxon, Citibank, N.A. (the "Trustee") and the Master Servicer;

         WHEREAS, the Trust Agreement contemplates that Saxon Mortgage will transfer additional mortgage loans to Saxon and that Saxon will transfer such mortgage loans to the Trust;

         NOW THEREFORE, Saxon Mortgage, for and in consideration of an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans identified on Schedules IA and IB hereto (the "Subsequent Mortgage Loans") hereto paid to it by the Trust upon the order of Saxon, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, does hereby bargain, sell, convey, assign and transfer to Saxon, without recourse, free and clear of any liens, claims or other encumbrances, all its right, title and interest in and to each of the Subsequent Mortgage Loans, together with the Mortgage Loan Documents and other documents maintained as part of the related Trustee Mortgage Loan Files and $0 constituting all payments thereon and proceeds of the conversion, voluntary or involuntary of the foregoing on and after January 1, 1997, the ("Subsequent Cut-Off Date").

         Saxon Mortgage hereby acknowledges receipt of the amount set forth above, which constitutes the Purchase Price for the Subsequent Mortgage Loans.

         Saxon Mortgage makes, with respect to the Subsequent Mortgage Loans, the representations and warranties set forth in Exhibit B to the Sales Agreement and represents and warrants that that all conditions set forth in Section 2.02 of the Trust Agreement have been met.

         Saxon Mortgage confirms that, since the date of the Sales Agreement, no event has occurred which, with notice or the passage of time, would constitute a default under the Sales Agreement, and there has been no material adverse change or development involving a prospective material adverse change in the business operations, financial condition, properties or assets of the Seller.

         Unless otherwise defined herein, capitalized terms used in this Subsequent Sales Agreement shall have the meanings assigned to them in the Sales Agreement, or if not assigned in the Sales Agreement, the Trust Agreement.

         Saxon hereby acknowledges receipt from Saxon Mortgage of the Subsequent Mortgage Loans, subject to its right of inspection set forth in Section 3 of the Sales Agreement, pursuant to the Trust Agreement confirms the assignment of the Subsequent Mortgage Loans to the Trust, and acknowledges that the Trust has paid the Purchase Price for the Subsequent Mortgage Loans upon the order of Saxon.

         The Custodian, on behalf of the Trust, acknowledges receipt from Saxon of the Subsequent Mortgage Loans together with the Mortgage Loan Documents and other documents maintained as part of the related Trustee Mortgage Loan Files and has directed the Paying Agent to withdraw $2,304,097.14 from the Group I Pre-Funded Amount and $4,658,526.00 from the Group II Pre-Funded Amount.

         IN WITNESS WHEREOF, Saxon, Saxon Mortgage and Texas Commerce Bank National Association, as the Master Servicer, the Certificate Registrar, the Paying Agent and the Custodian, have caused this Subsequent Sales Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date above written.

                                 SAXON ASSET SECURITIES COMPANY



                                 By:   /s/Bradley D. Adams
                                       Bradley D. Adams, Vice President


                                 SAXON MORTGAGE, INC.



                                 By:   /s/Andrew I. Sirkis
                                       Andrew I. Sirkis, Senior Vice President




                                 TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                   as Master Servicer, Custodian,
                                   Certificate Registrar and Paying Agent


                                  By:  /s/Albert Ng
                                       Albert Ng, VicePresident



Schedule I AFixed Rate Prefuding Loans (Jan 28)

Loan Number     Borrower 1    Current Balance
10007248    WENBERG, VERNON     $188,000.00
10007377    ABDELJABER, HASAN    $96,000.00
10007405    BAUTISTA, SIMON     $304,000.00
10007446    SHERMAN, ERIC       $270,000.00
10007495    SIBECAS, SALVADOR    $55,973.17
10007509    KELLY, LLOYD        $101,250.00
10007543    CARR, I              $76,500.00
10007563    PASCHELKE, JOHN      $82,500.00
10007583    POTTORFF, HOWLEN     $62,910.00
10007596    GRYGLA, MARK         $70,000.00
10007599    AJAM, BDOUR         $126,000.00
10007608    SPENCE, DALE         $79,400.00
10007659    JOHNSON, CARL        $76,000.00
10007723    SHAW, NORMAN        $125,959.73
10007739    STATES, CARY        $107,250.00
50300309    PETERSON, THAD      $259,854.24
50300321    OVARD, MARTIN S      $85,000.00
91200015    MAGRUDER, MARI L     $72,500.00
95100100    CORDOVA, MARIA E     $65,000.00
          19                  $2,304,097.14





Schedule IB Variable Rate Prefunding Loans (Jan 28)
Loan Number     Borrower 1    Current Balance
10007225    WHITE, ROGER        $240,000.00
10007362    ALLISON, HAROLD     $128,250.00
10007417    MARTIN, CHARLES      $35,100.00
10007515    AVANCENA, NOREEN    $210,000.00
10007535    BALLAINE, BARRY     $134,340.00
10007605    HAMBLIN, SHARON     $155,200.00
24300015    FOSTER, JAMES R     $112,500.00
50300315    MCEUEN, STEVEN      $342,200.00
50300316    MARRERO, GUILLERMO  $608,500.00
50300317    SIEGEL, BENJAMIN D  $325,000.00
50300318    ABEL, ROBERT M      $216,000.00
50300319    ELLERMEIER, H WILL  $272,000.00
50300320    GREENBERG, FRED G   $373,436.00
50300331    CAVIC, GEORGE B     $410,000.00
50300332    BRZYKCY, KRISTIN C  $245,000.00
50300333    EGAN, TIMOTHY P     $304,000.00
50300334    LESLIE, RICHARD F   $300,000.00
50300335    TOLCHIN, FAITH N    $247,000.00
          18                  $4,658,526.00

                              $6,962,623.14